UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________
FORM 8-K
__________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 20, 2024
__________________________
bluebird bio, Inc.
(Exact name of Registrant as Specified in Its Charter)
_____________________________________________________________

Delaware	001-35966	13-3680878
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

455 Grand Union Boulevard, Somerville, MA		02145
(Address of Principal Executive Offices)		(Zip Code)
(339) 499-9300
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
_____________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	BLUE	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously reported, bluebird bio, Inc. (the “Company”) is delayed in filing its Annual Report on Form 10-K for the year ended December 31, 2023 (the “2023 Form 10-K”) due to the need to restate the Company’s consolidated financial statements as of and for the year ended December 31, 2022 and unaudited financial information for each of the first three quarters of 2023 and 2022 in its 2023 Form 10-K. As a result of the extended timeline to file the 2023 Form 10-K, the Company is also delayed in filing its Quarterly Report on Form 10-Q for each of the quarters ended March 31, 2024 (the “Q1 2024 Form 10-Q”) and June 30, 2024 (the “Q2 2024 Form 10-Q”).

As previously reported, on April 24, 2024, the Company received a notification letter (the “10-K Notice”) from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that, as a result of the Company’s delay in filing its 2023 Form 10-K, the Company is not in compliance with Nasdaq Listing Rule 5250(c)(1) (the “Rule”), which requires Nasdaq-listed companies to timely file all required periodic financial reports with the Securities and Exchange Commission. Pursuant to the 10-K Notice, on June 24, 2024, the Company submitted to Nasdaq a plan to regain compliance with the Rule (the “Compliance Plan”) and, following review, Nasdaq granted the Company a period of 180 calendar days from the prescribed due date of its 2023 Form 10-K, or until October 14, 2024 (the “Compliance Period”), to regain compliance with the Rule.

On August 20, 2024, the Company received an additional notification letter from Nasdaq (the “Q1 Notice”) indicating that, as a result of the Company’s delay in filing its Q1 2024 Form 10-Q, the Company is not in compliance with the Rule and, on the same date, the Company received an additional notification letter from Nasdaq (the “Q2 Notice”) indicating that, as a result of the Company’s delay in filing its Q2 2024 Form 10-Q, the Company is not in compliance with the Rule (the Q1 and Q2 Notices together, the “Quarterly Notices” and, together with the 10-K Notice, the “Notices”). The Company must regain compliance with the Rule by filing its Q1 2024 Form 10-Q and Q2 2024 Form 10-Q, as well as the 2023 Form 10-K, within the Compliance Period. Further, the Q2 Notice states that the Company must submit an update to its Compliance Plan by September 4, 2024.

The Notices have no immediate effect on the listing of the Company's securities on Nasdaq. The Company intends to submit an update to its Compliance Plan by September 4, 2024, and to file the 2023 Form 10-K, Q1 2024 Form 10-Q and Q2 2024 Form 10-Q as promptly as possible.

Item 7.01	Regulation FD Disclosure.

On August 23, 2024, the Company issued a press release in accordance with Nasdaq Listing Rule 5810(b) announcing that the Company had received the Quarterly Notices. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Securities Act, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Current Report that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding the Company’s expectations with respect to the filing of the Company’s 2023 Form 10-K, Q1 2024 Form 10-Q and Q2 2024 Form 10-Q, and submitting an update to the Company’s plan to regain compliance with the Rule, and the expected timing thereof. Statements using words such as “expect”, “anticipate”, “believe”, “may”, “will” and similar terms are also forward-looking statements. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the important factors discussed under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, as updated by its subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings with the Securities and Exchange Commission. Except as required by law, the Company undertakes no obligations to make any revisions to the forward-looking statements contained in this Current Report or to update them to reflect events or circumstances occurring after the date of this Current Report, whether as a result of new information, future developments or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
99.1	Press release issued by bluebird bio, Inc. on August 23, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 23, 2024	bluebird bio, Inc.

	By:	/s/ O. James Sterling
	Name:	O. James Sterling
	Title:	Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer